AKROS ABSOLUTE RETURN FUND
a series of Trust for Professional Managers

Supplement dated October 4, 2010
to the
Prospectus dated December 29, 2009

On September 24, 2010, the shareholders of the Akros Absolute Return Fund (the “Fund”), a series of Trust for Professional Managers (“TPM”), approved a proposal to reorganize the Fund into a newly created fund, the Quaker Akros Absolute Strategies Fund, a series of Quaker Investment Trust.  This reorganization was completed on October 1, 2010.  Akros Capital, LLC, the investment adviser to the Fund, will continue to serve as the sub-adviser of the Quaker Akros Absolute Strategies Fund.

The reorganization of the Fund did not affect the other series of TPM or their shareholders, and none of the other series of TPM were the subject of the reorganization proposal.

Please retain this Supplement with your Prospectus for reference.

The date of this Supplement is October 4, 2010.